UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15,2008



                               MILLENIA HOPE INC.

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                                   98-0213828
        (Commission file no.)             (IRS Employer Identification No.)


                       1250 Rene Levesque West, Suite 2200
                                Montreal, Quebec
                                     H3B 4W8
              (Address of principal executive offices and zip code)


         Company's telephone number, including area code: (514) 846-5757

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Item 5.02 Departure of Directors or Principal Officers; Election of Directions;
Appointment of Principal Officers



On July 15,2008 the Board of Directors of Millenia Hope accepted the February 15,2008 resignation of Mr. Hugo Valente from his position as the CFO and as a Director of the Company. His responsibilities at the Company have been handled by Mr. Yehuda Kops, the COO, since his February departure.



On July 15,2008 the Board of Directors accepted the resignation of Dr Bahige Baroudy as the President and Chief Scientific Officer of the Company. His responsibilities at the Company have been handled by Mr. Leonard Stella, the CEO, since his departure.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date September 24, 2008

Millenia Hope Inc.
By: /s/ Leonard Stella
Name Leonard Stella
Its: Chief Executive Officer

By: /s/ Yehuda Kops
Name: Yehuda Kops
Its: Acting Chief Financial Officer